UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 7, 2005

                               Denny's Corporation
                               -------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      0-18051                      13-3487402
  ---------------                 ------------                 --------------
  (State or other                 (Commission                  (IRS Employer
  jurisdiction of                 File Number)                 Identification
  incorporation)                                                     No.)

   203 East Main Street, Spartanburg, SC                         29319-0001
  ---------------------------------------                      --------------
  (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (864) 597-8000



         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)



                        -------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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Item 8.01  Other Events.

         As of 5:00 p.m. Eastern Time on January 7, 2005, in accordance with the terms of the Warrant Agreement (the "Warrant Agreement") dated as of January 7, 1998 between Denny's Corporation, formerly Advantica Restaurant Group, Inc. ("Denny's"), and Continental Stock Transfer & Trust Company, as Warrant Agent, the outstanding Common Stock Warrants of Denny's, which were issued under the Warrant Agreement, expired and can no longer be exercised.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DENNY'S CORPORATION



                                          By:  /s/ Andrew F. Green
                                               --------------------------------
                                               Andrew F. Green
                                               Senior Vice President and
                                               Chief Financial Officer


Date: January 10, 2005